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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date earliest event reported): December 1, 1996


                        WFS Financial 1996-A Owner Trust
               --------------------------------------------------
               (Exact name of registrant as specified in charter)




         California                     33-97884             33-0149603
-----------------------------        --------------       -------------------
(State or other jurisdiction           (Commission          (IRS employer
     of incorporation)                 file number)       identification no.)


Western Financial Auto Loans, Inc. (as Originator)
23 Pasteur Road
Irvine, California                                             92618
-----------------------------------------------------        -----------
(Address of principal executive offices)                     (Zip code)



Registrant's telephone number, including area code: (714) 753-3000




                          Exhibit Index is on Page 5.
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ITEM 5. OTHER EVENTS

On March 22, 1996 the Commission declared effective a Registration Statement on Form S-1 (File No. 33-97884) (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), providing for the issuance by the WFS Financial 1996-A Owner Trust (the "Trust") of the following securities:

   $72,500,000 of 5.35% Money Market Auto Receivable Backed Notes, Class A-1,
         $145,000,000 of 5.70% Auto Receivable Backed Notes, Class A-2, $115,000,000 of 6.05% Auto Receivable Backed Notes, Class A-3,
         $90,000,000 of 6.15% Auto Receivable Backed Notes, Class A-4,
       $28,550,000 of 6.375% Auto Receivable Backed Notes, Class A-5 and
           $33,950,000 of 6.20% Auto Receivable Backed Certificates.

The Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class A-5 Notes (the "Notes" and together with the Certificates, the "Securities") and the Certificates were issued by the Trust on March 28, 1996. The Notes are secured by the assets of the Trust, while the Certificates evidence undivided fractional interests in the assets of the Trust. The Notes and the Certificates were issued in fully-registered form in denominations of $1,000 and integral multiples thereof. As more fully described in the Registration Statement, the assets of the Trust will include (i) a pool of retail installment contracts secured by liens on new and used automobiles and light trucks ("Contracts"), (ii) a financial guaranty insurance policy issued by Financial Security Assurance Inc. (the "Insurer"), and (iii) certain accounts maintained by the Trustee on behalf of the Trust, including all investments held thereby and all income from the investment of funds therein and all proceeds therefrom.

Pursuant to the Sale and Servicing Agreement ("Agreement") entered into by and among the Trust, WFS Financial Inc (the "Master Servicer") and Western Financial Auto Loans, Inc. (the originator of the Trust), the Indenture Trustee will deliver to each Noteholder and the Owner Trustee will deliver to each Certificateholder with respect to each quarterly distribution to holders of the Securities a statement (the "Statement to Securityholders") setting forth certain current information required by the Agreement. In addition, and also as required by the Agrement, the Master Servicer is required to provide to both the Indenture Trustee and the Owner Trustee a report regarding the assets of the Trust and the proceeds received by it therefrom as to the quarterly reporting period preceding each Distribution Date (the "Distribution Date Statement"). Copies of the Statement to Securityholders and the Distribution Date Statement with respect to the December 1, 1996 Distribution Date is filed herewith as Exhibits 21.1 and 21.2, respectively, and are incorporated herein by this reference. Pursuant to the Agreement, proceeds of the Contracts in the amount of $55,353,609.15 was invested by the Indenture Trustee during the Due Period with respect to the current Distribution Date in the Reinvestment Contract entered into between Western Financial Bank, F.S.B. and the Indenture Trustee, and $55,353,609.15 was distributed from the RIC to the





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Indenture Trustee for distribution to the holders of the Securities on the current Distribution Date.

No matters occurred within the period as to which this Current Report on Form 8-K relates that would be reportable under Items 1 through 5 of Part II of Form 10-Q.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

The exhibits listed on the Exhibit Index on page 5 of this Form 8-K are filed herewith.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       WFS FINANCIAL 1996-A OWNER TRUST

                                       By:     WFS Financial Inc
                                                as Master Servicer




Date:    December 5, 1996              By: /s/ LEE A. WHATCOTT
                                         ---------------------------------
                                         Lee A. Whatcott,
                                         Chief Financial Officer






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                               INDEX TO EXHIBITS


Exhibit No.                                Description                                             Page
-----------                                -----------                                             ----
    21.1         Statement to Securityholders as to the                                             ___
                 December 1, 1996 Distribution Date

    21.2         Distribution Date Statement dated as of                                            ___
                 October 31, 1996 for the December 1, 1996 Distribution Date

    21.3         Condensed consolidated financial statements of                                     ___
                 Financial Security Assurance Inc. for the nine month
                 period ended September 30, 1996 (Incorporate by reference
                 from the Quarterly Report on Form 10-Q of Financial
                 Security Assurance Holdings Inc. for the quarter ended
                 September 30, 1996 (file # 1-12644) as filed on or about
                 November 12, 1996)





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